PEDEVCO CORP.

(PACIFIC ENERGY DEVELOPMENT)

NYSE MKT: PED

IPAA OGIS
Conference Presentation

April 20, 2015

Pacific Energy
DEVELOPMENT





CAUTIONARY STATEMENT

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; our lack of operating history; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; our satisfactory completion of due diligence of Dome Energy; our ability to negotiate and enter into a definitive combination agreement with Dome Energy and, if such an agreement is entered into, the satisfaction of the conditions contained in the definitive combination agreement; any delay or inability to obtain necessary approvals or consents from third parties; our and Dome Energy's ability to obtain financing for funding obligations, our inability to maintain our listing on the NYSE MKT, our the ability to realize the anticipated benefits from the proposed business transaction with Dome Energy; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC") and Dome Energy's regulatory filings. We undertake no obligation to publicly update any forward looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Note to Investors: This presentation contains information about adjacent properties on which we have no right to explore. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Pacific Energy Development

THE COMPANY

Developing operated oil & gas assets in the Denver-Julesburg Basin ("D-J Basin")


COLORADO
Weld County
Wattenberg Extension
Greeley
Wattenberg Core
Morgan County
D-J Basin Asset

Ticker	NYSE MKT: PED
Assets	27,000 net acres 53 gross wells 14 gross operated wells
Headquarters	Danville, CA (Corporate) Houston, TX (Technical Operations)
Operating Subsidiary	Red Hawk Petroleum
Field & Zones	Wattenberg & Extension Zones: Niobrara A,B,&C Codell, & Greenhorn

Pacific Energy Development

KEY STATISTICS

Market Cap[1]	**$26 million**
Less: Cash	7 million
Plus: Debt	49 million
Plus: Preferred Equity	28 million
Enterprise Value	**$97 million**

Proved Reserves[2]	**15.1 Mmboe**
PV-10 of Proved Reserves[2]	**$136 million**
Net Production[3]	**~700 boepd**

Common Shares Out.	38 million
Institutional Ownership	17%
Insider Ownership	13%

Proved Reserves by Category



7%
15.1
MMboe
93%
PDP
PUDs
Large Growth Opportunity

Proved Reserves by Product



28%
15.1
MMboe
72%
Oil
Gas
Liquids Rich

(1) Market price as of April 15, 2015
(2) After giving effect to our recent D-J Basin asset acquisition and divestiture of our non-core Niobrara interests; assumes SEC price deck of $94.99 / bbl oil price and $4.35 / MMbtu gas price
(3) Estimate as of March 2015

Pacific Energy DEVELOPMENT

A HISTORY OF CONTINUOUS GROWTH



FOUNDED
2011 FEB
Founded as private company
2011 NOV
Acquired legacy, non-core Niobrara asset
2012 APR
START PRODUCTION
PUBLIC LISTING
2012 JUL
Became a public company
NYSE LISTING
2013 SEP
(NYSE MKT: PED)
2014 MAR
Acquired ~14,000 net acres and 40 producing wells in D-J Basin from Continental Resources
2015 JAN
Announced IP of 3 Loomis Wells (avg. of 617 BOEPD)
2015 FEB
Acquired additional D-J Basin interests, divested legacy non-core acreage, and announced planned acquisition of Dome Energy
ACREAGE HOLDING
30,000
25,000
20,000
15,000
10,000
5,000
0
NET ACRES

Pacific Energy DEVELOPMENT

PEDEVCO MANAGEMENT TEAM

Frank Ingriselli
Chairman, CEO



- Past President of Texaco International Operations
- Past President of Texaco Technology Ventures
- Past founder and CEO of CAMAC Energy
- Past CEO of Timan Pechora Company
- Led team that established the first successful Chinese oil contract by a foreign entity

Y.M. Shum
Chief Technology Officer



- Held senior management positions in E&P at Texaco
- Lead first foreign offshore oil discovery in China
- Led largest enhanced oil recovery in history for Texaco
- Head of Texaco in Beijing for almost a decade
- PhD, Brown University

Michael Peterson
President, CFO



- Past Chairman and CEO of Solargen Energy, Inc.
- Past Interim CEO and Director of Blast Energy Services
- Founder and Managing Partner - Pascal Management
- Past Managing Partner, Co-founder and Director of Venture Investing - American International Partners
- First Vice President, Merrill Lynch
- Vice President, Goldman Sachs

Gregory Rozenfeld
Development & Operations Officer



- Division Manager, Project Evaluation, M&A – Lukoil-Overseas, Moscow, Russia
- VP Upstream & Special Projects – Sidan, Moscow
- Project Manager, International Asset Management, Texaco Power and Gasification Division, U.S.
- VP, Texaco International Operations, Inc.

Clark Moore
EVP & General Counsel



- Past Lead In-house Corporate Counsel and Secretary of CAMAC Energy
- Former attorney at the law firms of Venture Law Group and Heller Ehrman LLP
- J. D. degree with distinction from Stanford Law School

Dan Mason
VP of Corporate Development



- Formerly with Triangle Petroleum in finance and corporate development for parent co and midstream JV (Caliber Midstream)
- Past Associate at Alinda Capital Partners on Sourcing & Execution Team
- Former Analyst in J.P. Morgan's Natural Resources Investment Banking Team
- MBA from The Wharton School of the University of Pennsylvania

Pacific Energy
DEVELOPMENT

TECHNICAL/OPERATING EXPERTS Pacific Energy Technical Services

Michael Rozenfeld VP of Geosciences	• Co-Founder of South Texas Reservoir Alliance • Former Lead Reservoir Engineer and Petrophysicist at Rosetta Resources and Shell • BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas
Kris Johnson VP of Operations	• Former Asset & Ops Engineer at Citation Oil & Gas where he led exploration drilling programs • Experience in properties management, capital projects implementation and acquisition development • BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas
Hakim Benhammou Manager, Exploration & Production	• Reservoir production specialist • Optimized & improved thousands of producing wells • Instrumental in drilling and completing Bone Springs horizontals and recompletions years before the play was on the map • BS Petroleum Engineering from the University of Texas
Richard Wilde Manager, Operations	• Lead operator; has overseen the drilling of over 400 horizontal wells (4.4 million FT) • Managed drilling rig scheduling of up to 25 rigs in his previous career at XTO in partnership with Exxon • BS Petroleum Engineering from the University of Texas

BOARD OF DIRECTORS

Frank Ingriselli
Chairman, CEO



- Chairman and CEO of Pacific Energy Development (NYSE: PED)
- Founder and former President and CEO of CAMAC Energy
- President of Texaco International
- President of Texaco Technology Ventures
- CEO of Timan Pechora Company
- Led team that established the first successful Chinese oil contract by a foreign entity

David C. Crikelair
Director



- Over 40 years experience in corporate finance, banking, capital markets and financial reporting in the energy industry
- Managing Partner, FrontStreet Partners, LLC
- Vice President, Treasurer, and Head of Alternate Energy, Texaco Inc.
- CFO, Equilon Enterprises, LLC – largest downstream company in the United States
- Director, Caltex Petroleum Corporation
- MBA, Corporate Finance from NYU

Elizabeth P. Smith
Director



- Over 30 years experience in corporate compliance, investor relations, and law in the energy industry
- Vice President-Investor Relations and Shareholder Services, Texaco Inc.
- Corporate Compliance Officer, Texaco Inc.
- Former member and past President of Investor Relations Association and the Petroleum Investor Relations Institute
- JD from Georgetown University Law Center

Pacific Energy DEVELOPMENT

PLANNED MERGER WITH DOME ENERGY

Executed Heads of Agreement with Dome Energy in February 2015

- **Dome Energy highlights**
  - ~240 producing wells
  - ~1,250 net boepd (60% gas / 40% oil)
  - Annualized forecasted EBITDA of $10mm
  - Conventional operated assets primarily in Texas & Wyoming



Wyoming
South Dakota
Wisconsin
Nevada
Utah
Colorado
Kansas
Missouri
Indiana
Ohio
Oklahoma
Arizona
Louisiana

  - $44mm credit facility with Soc Gen @ 3.75%
  - Two large acquisitions in 2014. Acquisition of VistaTex Energy in July and Wyoming assets in October adding ~1,000 boepd with large development potential

BENEFITS OF A COMBINATION

Dome Strengths	PED Strengths

Dome Strengths

Operational

- Expertise in conventional plays
- Diverse portfolio of operated wells
- Long-life, low decline production
- Low cost & low risk production

Financial

- Strong balance sheet
- Strong cash flow generation
- Long-term hedges in place considerably above current market rates
- Low OPEX production
- Credit facility @ 3.75%

PED Strengths

Operational

- Expertise in unconventional plays
- Large operated drilling inventory
- Strong management/board
- Proven operational expertise

Financial

- U.S. public company listed on NYSE MKT
- Strong JIB accounting staff
- Experts in SEC financial reporting & compliance
- Strong management and board experience
- Scalability

STRENGTH IN NUMBERS

DOME ENERGY

Combined company anticipates much stronger pro forma metrics at closing

	Standalone PED	Pro Forma(1)
Production	700 boepd(2)	3,300 boepd
Proven Reserves	15 Mmboe	21 Mmboe
Debt	$49 million	$70 million
EBITDA (Est.)(3)	$6 million	$35 million
Shares	38 million	220 million
PV-10 of 1P	$136 million	$280 million
PV-10 of PDP	$32 million	$100 million

(1) Assumes transaction closes September 30, 2015
(2) Estimate as of March 2015
(3) Assumes Q3 2015 EBITDA annualized

Pacific Energy DEVELOPMENT

RATIONALE FOR MERGER WITH DOME


Asset Scale & Diversification
Current Cash Flow
Access to Lower Cost Capital
Complementary Teams

COMPANY STRATEGY

- Acquisition of Continental's D-J Basin assets in March 2014


Acquire Premier Assets
Optimize Development
Reduce Costs
Strategically Allocate Capital
Maximize Shareholder Value

- Test spacing / completions methods
- Reduce D&C, operating and G&A costs
- Drill highest return locations
- Generate strong returns

Pacific Energy DEVELOPMENT

INVESTMENT HIGHLIGHTS

Assets in Low Cost, High Return Basin	• 100% leasehold in D-J Basin • Break-even price of $40-60/bbl WTI (15% IRR)
Growth Potential	• ~1,000 gross drilling locations (200-250 operated)
Access to Infrastructure	• 100% of wells connected to gas sales • Crude differentials < $9.00/bbl WTI • Preferred access agreements for water disposal well
Experienced Management & Board	• Management team and Board with 125+ years of industry experience • Technical team has drilled 500+ horizontal shale wells
Access to Capital	• Dome transaction will provide access to 3.75% debt • $13.5mm undrawn credit facility

D-J BASIN AMONG LOWEST COST BASINS IN U.S.

Breakeven oil prices by basin to achieve 15% IRR



70
60
50
40
30
20
10
0
$/bbl
Avg: ~$46
Avg: ~$46
Avg: ~$57
Avg: ~$60
Avg: ~$60
Eagle Ford
DJ Basin
Anadarko
Bakken
Permian

*Source: Bloomberg LP and Wells Fargo Securities, LLC Research October 2014

Pacific Energy
DEVELOPMENT

OIL-WEIGHTED BASIN WITH HIGH IRRs

Assumes $55 oil / $3 gas


IRRs by Region
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Average: 15%
NEPA
SWPA
WV
EF Oil
EF Mixed
EF Gas
Codell
Niobrara
Wattenberg
Bakken
Three Forks
Wolfcamp B
Spraberry
Cline
Bone Spring
Other*
Wolfcamp
Marcellus
Eagle Ford
DJ
Williston
Midland
Delaware

*Source: Bloomberg LP and Wells Fargo Securities, LLC Research January 2015

Pacific Energy DEVELOPMENT

PED'S PRIME LOCATION

Acreage in the heart of Wattenberg, Wattenberg Extension & Colorado Mineral Belt


Weld County
noble energy
WHITING
CARRIZO
SYNERGY RESOURCES CORPORATION
noble energy
BONANZA CREEK
PDC ENERGY
Greeley
Anadarko Petroleum Corporation
noble energy
encana
Morgan County

Pacific Energy DEVELOPMENT

WATTENBERG CORE AND EXTENSION

Returns consistent with neighboring operators in the D-J Basin



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
IRR
(EUR Mboe)
Peer 5
(440)
PED
(790)(1)
Peer 4
(450)
Peer 1
(700)
Peer 2
(600)
Peer 3
(275)
$40.00
$45.00
$50.00
$55.00
$60.00
$ / bbl WTI
= Short lateral (~4,000 ft)
= Long lateral (~9,000 ft)



Weld County
noble energy
WHITING
CARRIZO
SYNERGY
BONANZA CREEK
PDC ENERGY
Greeley
Anadarko
encana
Morgan County

Source: Company Investor Presentations
Note: Peers include BBG, BCEI, CRZO, PDCE and WLL
(1) Long lateral (~9,000 ft)

Pacific Energy Development

OPPORTUNITIES AT CURRENT OIL PRICES

PEDEVCO is focused on operated locations in the Wattenberg Core at current oil prices

- **PED Area of Interest includes the following:**
  - Pooled and spaced 1,280 acre operated drilling unit near Keenesburg, CO
  - Potential to drill up to 18 wells with 35-84% working interest
  - **~$50+ million of capital investment required**
  - **Generates 20%+ IRR at $50/bbl flat WTI**
  - Downspacing may allow additional wells to be drilled



Weld County
PED Area of Interest
Morgan County
Resistivity Range
Color Key
< 20 Ohms
20 - 30 Ohms
30 – 60 Ohms
60 - 80
> 80 Ohms

DOWNSPACING POTENTIAL OF D-J BASIN

Downspacing (more wells per section) and stacked pay (multiple zones) offers potential increase in recovery factors

Up to Five Stacked Pay Zones



Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn

Illustrative Downspacing
(16 wells per section)



1
2
3
4
5
6
7
8
1
2
3
4
5
6
7
8

Potential for 32 wells per section

Pacific Energy Development

ANNOUNCED DOWNSPACING PROGRAMS

Neighboring operators are testing downspacing potential of D-J Basin with success

Operator	# of wells testing per section
Bill Barrett	• 32 wells per section
Bonanza Creek	• 32 wells per section
Carrizo	• 16 wells per section
Noble	• Up to 24-32 wells per section
PDC	• 20 wells per section
Whiting	• 16-32 wells per section

Source: Company Investor Presentations

Pacific Energy DEVELOPMENT

STRONG OPERATOR WITH RECENT SUCCESS



Weld
Greeley
Morgan

Loomis Pad (7N60W section 2)
(Initial Production Announced Jan '15)

Wells	2-1H	2-3H	2-6H
Boepd IP	681	581	590
30-day Boepd[1]	381	301	390
Stages	18	18	25
Design	New Enhanced Standard	Increased Proppant	Tighter Spacing
Well Cost	\$4.4mm	\$4.0mm	\$3.9mm
Lateral Length	~4,000 ft	~4,000 ft	~4,000 ft



60-day Avg. Daily Production of Wells in Township
Loomis 1H & 6H
New Completion Designs
Boepd
400
350
300
250
200
150
100
50
-
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19



4,000 ft lateral
9,000 ft lateral
$ million per well
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$8.2
$4.1
~30% Cost
Reduction(2)
$5.8
$3.0
Historical Well Costs
Projected Well Costs

(1) Represents gross operated production; PEDEVCO has ~80% NRI
(2) Assumes drill a minimum of 16 wells per section

Pacific Energy DEVELOPMENT

IMPROVING INFRASTRUCTURE ACCESS

Anticipate further reduction in differential & LOE costs as infrastructure access increases

Rail Capacity by YE 2015

Operator	Capacity	Timing
Multiple	120,000 Bbl/d	Existing
Plains	35,000 Bbl/d	3Q 2015
ARB Midstream	70,000 Bbl/d	4Q 2015

Pipeline Capacity by YE 2016

Pipeline	Capacity	Timing
White Cliffs	150,000 Bbl/d	Existing
Pony Express	230,000 Bbl/d	Existing
Pony Express DJ Lateral	90,000 Bbl/d	2Q 2015
Saddlehorn	400,000 Bbl/d	Mid 2016
Grand Mesa	200,000 Bbl/d	3Q 2016


Pony Express (230 Mb/d)
~10 miles from PED acreage
DJ Lateral (90 Mb/d) Q2 2015
Grand Mesa (200 Mb/d)(1)
Saddlehorn (400 Mb/d)
White Cliffs (150 Mb/d)
United States
Wyoming
Colorado
Kansas
Oklahoma
Denver
Existing or in Construction
Announced; not yet built

Source: Bonanza Creek April 2015 Investor Presentation

Pacific Energy DEVELOPMENT

2015 DEVELOPMENT PLAN

Inventory of ~1,000 potential gross drilling locations[1] across 27,000 net acres

Assets	Gross Wells	Net Wells	Gross $mm/well	Total Capex ($mm)[2]
Long lateral	12	3.4	$6.5	$22.1
Short lateral	2	0.1	$3.3	$0.3
Lease renewal				$1.7
Totals	**14**	**3.5**		**$24.1**

- Anticipate funding with cash on hand, cash flow, senior debt facility ($11mm availability) and future debt/equity financings
- Development plan estimated to produce **1,800 boepd**[3]
  - Estimated Long Lateral 90-day gross boepd: **~638 boepd**[4]
- Pending transaction with Dome, FY 2015 development could be larger
- PEDEVCO has ability to rapidly scale cash flow
  - Single 1,280 acre unit could produce over **4,500 boepd**[5]

(1) Includes operated & non-operated locations; assumes 80 acre spacing
(2) Subject to capital availability
(3) Assumes all 3.4 net wells drilled at once; 85% average NRI
(4) Based upon offset type curves in PED Area of Interest
(5) Assumes 46% average NRI and 18 wells per 1,280 acre unit

Pacific Energy DEVELOPMENT

RECENT TRANSACTIONS IN D-J BASIN

PED consistently demonstrates ability to acquire and divest assets at attractive valuations

	Synergy	Bonanza Creek	Pacific Energy Development: Acquisition	Pacific Energy Development: Acquisition	Pacific Energy Development: Divestiture
Date	Oct 2014	May 2014	Mar 2014	Feb 2015	Feb 2015
Transaction Value ($mm)	125	226	35	39	5
Production (boepd)	1,240	700	200	500	26
$ per bbl/d	$60,000	$80,000	$60,000	$40,000	$40,000
PDP Value ($mm)	74	56	12	20	1
Adjusted Transaction Value ($mm)[1]	51	170	23	19	4
Net Acres	5,792	34,600	14,000	13,000	2,300
$ per Adjusted Net Acre	**$8,805**	**$4,913**	**$1,607**	**$1,458**	**$1,591**

[1] Transaction value less PDP value

Wattenberg Core & Extension

CONCLUSION

- **Near-term growth drivers include:**
  - Drilling core Wattenberg locations
  - Downspacing
  - Improved drilling and completion techniques
  - Reducing costs
  - Merger with Dome
- **Opportunity to invest in a HIGH GROWTH company with EXPERIENCED MANAGEMENT during an unprecedented time in the U.S. oil & gas sector**

Pacific Energy DEVELOPMENT

CONTACT INFORMATION

CORPORATE HEADQUARTERS

4125 Blackhawk Plaza Circle, Suite 201
Danville, CA 94506

Tel: 855-PEDEVCO / 925-271-9314
contact@pacificenergydevelopment.com

Corporate website:
www.PacificEnergyDevelopment.com

Investor Relations Contacts:

Stonegate Securities
scott@stonegateinc.com
214-987-4121

Pacific Energy DEVELOPMENT